[GRAPHIC]

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER GROWTH SHARES VCT PORTFOLIO--CLASS II SHARES

SEMIANNUAL REPORT

JUNE 30, 2002

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Growth Shares VCT Portfolio

  Portfolio and Performance Update                2

  Portfolio Management Discussion                 3

  Schedule of Investments                         4

  Financial Statements                            6

  Notes to Financial Statements                  10

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                 98%
U.S.-Denominated Foreign Stocks                     1%
Depositary Receipts for International Stocks        1%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Information Technology               31%
Health Care                          31%
Consumer Discretionary               14%
Consumer Staples                     11%
Industrials                          10%
Financial                             2%
Energy                                1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Pfizer, Inc.                            7.36%
  2. Microsoft Corp.                         6.58
  3. Wal-Mart Stores, Inc.                   5.67
  4. Pharmacia Corp.                         4.37
  5. Wyeth Co.                               4.29

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                                          6/30/02        12/31/01
Net Asset Value per Share                                 $ 11.08        $ 14.94

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(12/31/01 - 6/30/02)                    DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                           --               --              --

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER GROWTH SHARES VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500/Barra Growth Index and S&P 500. The S&P 500/Barra Growth Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to the S&P 500/Barra Growth Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

            PIONEER GROWTH SHARES VCT
                    PORTFOLIO*           S&P 500/BARRA GROWTH INDEX   S&P 500 INDEX
 5/31/2000           $10,000                     $10,000                 $10,000
 6/30/2000           $ 9,496                     $ 8,209                 $ 9,375
 6/30/2001           $ 7,668                     $ 7,164                 $ 8,265
 6/30/2002           $ 5,687                     $ 5,952                 $ 7,179

The S&P 500/Barra Growth Index is an unmanaged index consisting of stocks in the S&P 500 Index with higher price-to-book ratios. The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2002)

NET ASSET VALUE*

Life-of-Class (5/1/00)         -23.39%
1 Year                         -34.13%

All total returns shown assume reinvestment of distributions at net asset value.
* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate accounts report contains Portfolio performance net of any contract fees, expenses or sale charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

The first half of 2002 proved challenging for stock investing in the United States, especially for aggressive strategies emphasizing growth stocks. In the following interview, Eric Weigel discusses the factors that influenced the performance of Pioneer Growth Shares VCT Portfolio during the six-month period. Mr. Weigel co-manages the Portfolio.

Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2002?

A: Pioneer Growth Shares VCT Portfolio had disappointing performance during the period. For the six-month period, the Portfolio's Class II shares had a total return of -25.84% at net asset value. During the same period, the Standard & Poor's 500/Barra Growth Index, a benchmark for large company stocks in general, returned -16.92%.

Q: WHAT FACTORS CONTRIBUTED TO THIS PERFORMANCE?

A: At the start of 2002, we anticipated that the market would favor aggressive growth companies. Accordingly, we increased our emphasis on growth companies, including many in cyclical industries that do well during times of economic expansion. However, the period proved difficult for large company stocks in general, but especially for growth stocks. These stocks underperformed value stocks in a volatile period during which investors tended to be more influenced by controversies about accounting methods and corporate misconduct than about economic fundamentals and company earnings. In addition, several of our individual holdings were battered. Tyco International, which once accounted for more than 4% of Portfolio assets, fell precipitously on concerns about accounting techniques, the success of its acquisition program, and the indictment of its former CEO. AOL Time-Warner performed poorly because of questions about its complicated financial structure, turnover in its management structure, and disappointing revenues in its online business. Cablevision and Clear Channel Communications, two other holdings, also turned in disappointing returns because of skepticism about their financially complex structures.

Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE IN EARLY 2002?

A: From an economic standpoint, the environment offered most of the conditions for a rebound in stock prices. Both interest rates and inflation remained low, while corporate earnings appeared to hit bottom in the first quarter of 2002. With these factors as a backdrop, we expected to see earnings-per-share growth among S&P 500 companies approach 12% for 2002, consistent with an economic rebound.

   However, this scenario did not come to pass, at least in the first six months of 2002. Investor distrust of financial reports and stocks grew steadily, fed by accounting scandals, allegations of insider trading and controversies surrounding individual corporate executives. As a result, investors demanded higher risk premiums for their capital, which translated into lower stock prices. This was especially true for stocks of any company with a complicated financial structure.

   The skepticism and distrust particularly impeded growth companies, which tend to have higher stock prices, where we had placed the greatest emphasis in the Portfolio. We invested in many companies because of their long-term growth prospects, but market sentiment tended not to favor these growth stocks in early 2002.

   Typical of the companies in which we invested that we continue to favor are two high-tech companies: Flextronics and Applied Materials. Flextronics is a contract manufacturer for the technology industry. We believe that when demand for technology products starts to improve, Flextronics is poised to perform very well. Applied Materials manufactures semiconductors for the telecommunications sector, which currently is mired in a deep slump. We believe the company, with its leading-edge technology, should produce excellent earnings growth.

Q: WHAT WERE SOME OF THE PERFORMANCE LEADERS IN AN OTHERWISE DIFFICULT PERIOD?

A: Two health care-related companies were positive contributors during the six months. Scios, a biotechnology firm, and HCA, a hospital management company and both turned in strong performance, as did Northrop Grumman, a government contractor that benefited from increases in national defense spending.

Q: WHAT IS YOUR INVESTMENT OUTLOOK?

A: We are guarded in our outlook. While we think stocks are fairly valued, especially in relation to other classes of assets, including bonds and money market securities, the strong negative investor sentiment remains an issue.

   We believe the economy in the United States will continue to grow this year and corporate profits should rebound. However, this optimism about business fundamentals is tempered by the uncertainty of how long investors will remain skeptical. For the near term, we are encouraged by the recent Securities and Exchange Commission regulation requiring corporate chief executive officers and chief financial officers to attest personally to the accuracy of corporate financial reports. This regulation should force the disclosure of any questionable accounting before the August implementation date.

   In the first six months of 2002, negative investor sentiment was the surprising factor, overwhelming positive economic and business trends. It remains to be seen how soon business fundamentals will return to being the primary factor that investors consider.

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

    SHARES                                                                 VALUE
              COMMON STOCKS - 94.9%
              ENERGY - 0.9%
              INTEGRATED OIL & GAS - 0.9%
    11,300    Exxon Mobil Corp.                                     $    462,396
                                                                    ------------
              TOTAL ENERGY                                          $    462,396
                                                                    ------------

              CAPITAL GOODS - 5.8%
              AEROSPACE & DEFENSE - 1.4%
     5,400    Northrop Grumman Corp.                                $    675,000
                                                                    ------------

              ELECTRICAL COMPONENTS & EQUIPMENT - 4.4%
    55,900    General Electric Co.                                  $  1,623,895
    79,300    Sanmina-SCI Corp.*                                         500,383
                                                                    ------------
                                                                    $  2,124,278
                                                                    ------------
              TOTAL CAPITAL GOODS                                   $  2,799,278
                                                                    ------------

              COMMERCIAL SERVICES & SUPPLIES - 2.5%
              DATA PROCESSING SERVICES - 2.5%
    11,700    Automatic Data Processing, Inc.                       $    509,535
    24,700    Amdocs Ltd.*                                               186,485
     6,200    Electronic Data Systems Corp.                              230,330
     7,400    First Data Corp.                                           275,280
                                                                    ------------
                                                                    $  1,201,630
                                                                    ------------
              TOTAL COMMERCIAL SERVICES & SUPPLIES                  $  1,201,630
                                                                    ------------

              TRANSPORTATION - 1.4%
              TRUCKING - 1.4%
    10,800    United Parcel Service                                 $    666,900
                                                                    ------------
              TOTAL TRANSPORTATION                                  $    666,900
                                                                    ------------

              AUTOMOBILES & COMPONENTS - 0.5%
              AUTO PARTS & EQUIPMENT - 0.5%
     2,100    SPX Corp.*                                            $    246,750
                                                                    ------------
              TOTAL AUTOMOBILES & COMPONENTS                        $    246,750
                                                                    ------------

              MEDIA - 2.9%
              ADVERTISING - 0.8%
     8,300    Omnicom Group                                         $    380,140
                                                                    ------------

              BROADCASTING & CABLE TELEVISION - 0.6%
     9,200    Clear Channel Communications, Inc.*                   $    294,584
                                                                    ------------

              MOVIES & ENTERTAINMENT - 1.5%
    49,200    AOL Time - Warner, Inc.*                              $    723,732
                                                                    ------------
              TOTAL MEDIA                                           $  1,398,456
                                                                    ------------

              RETAILING - 10.4%
              DEPARTMENT STORES - 1.3%
     8,800    Kohl's Corp.*                                         $    616,704
                                                                    ------------

              GENERAL MERCHANDISE STORES - 5.3%
    47,700    Wal-Mart Stores, Inc.                                 $  2,623,977
                                                                    ------------

              HOME IMPROVEMENT RETAIL - 3.7%
    27,700    Home Depot, Inc.                                      $  1,017,421
    17,800    Lowe's Companies, Inc.                                     808,120
                                                                    ------------
                                                                    $  1,825,541
                                                                    ------------
              TOTAL RETAILING                                       $  5,066,222
                                                                    ------------

              FOOD & DRUG RETAILING - 0.0%
              FOOD RETAIL - 0.0%
       318    J.M. Smucker Co.                                      $     10,853
                                                                    ------------
              TOTAL FOOD & DRUG RETAILING                           $     10,853
                                                                    ------------

              FOOD, BEVERAGE & TOBACCO - 3.0%
              TOBACCO - 3.0%
    33,900    Philip Morris Co., Inc.                               $  1,480,752
                                                                    ------------
              TOTAL FOOD, BEVERAGE & TOBACCO                        $  1,480,752
                                                                    ------------

              HOUSEHOLD & PERSONAL PRODUCTS - 7.3%
              HOUSEHOLD PRODUCTS - 2.9%
    15,900    Procter & Gamble Co.                                  $  1,419,870
                                                                    ------------

              PERSONAL PRODUCTS - 4.4%
    26,464    Gillette Co.                                          $    896,336
    20,300    Kimberly-Clark Corp.                                     1,258,600
                                                                    ------------
                                                                    $  2,154,936
                                                                    ------------
              TOTAL HOUSEHOLD & PERSONAL PRODUCTS                   $  3,574,806
                                                                    ------------

              HEALTH CARE EQUIPMENT & SERVICES - 10.4%
              HEALTH CARE DISTRIBUTORS & SERVICES - 5.2%
    19,300    Biovail Corp., International                          $    558,928
    38,800    Wyeth Co. Intl.                                          1,986,560
                                                                    ------------
                                                                    $  2,545,488
                                                                    ------------

              HEALTH CARE EQUIPMENT - 0.7%
     7,400    Medtronic, Inc.*                                      $    317,090
                                                                    ------------

              HEALTH CARE FACILITIES - 4.5%
    37,900    HCA, Inc.                                             $  1,800,250
     5,700    Tenet Healthcare Corp.*                                    407,835
                                                                    ------------
                                                                    $  2,208,085
                                                                    ------------
              TOTAL HEALTH CARE EQUIPMENT & SERVICES                $  5,070,663
                                                                    ------------

              PHARMACEUTICALS & BIOTECHNOLOGY - 18.7%
              BIOTECHNOLOGY - 10.6%
    21,500    Amgen, Inc.*                                          $    900,420
    16,800    IDEC Pharmaceuticals Corp.*                                595,560
    53,931    Pharmacia Corp.                                          2,019,716
    44,500    Scois Inc.*                                              1,362,145
     8,300    Transkaryotic Therapies, Inc.*                             299,215
                                                                    ------------
                                                                    $  5,177,056
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                        4

    SHARES                                                                 VALUE
              PHARMACEUTICALS - 8.1%
     7,800    Forest Laboratories Inc.*                             $    552,240
    97,218    Pfizer, Inc.                                             3,402,630
                                                                    ------------
                                                                    $  3,954,870
                                                                    ------------
              TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                 $  9,131,926
                                                                    ------------

              DIVERSIFIED FINANCIALS - 0.6%
              DIVERSIFIED FINANCIAL SERVICES - 0.6%

     7,500    Citigroup, Inc.                                       $    290,625
                                                                    ------------
              TOTAL DIVERSIFIED FINANCIALS                          $    290,625
                                                                    ------------

              INSURANCE - 1.2%
              LIFE & HEALTH INSURANCE - 1.2%
    13,700    Lincoln National Corp.                                $    575,400
                                                                    ------------
              TOTAL INSURANCE                                       $    575,400
                                                                    ------------

              SOFTWARE & SERVICES - 6.8%
              APPLICATION SOFTWARE - 6.8 %
    16,200    Cadence Design System Inc.*                           $    261,144
    56,200    Microsoft Corp.*                                         3,041,544
                                                                    ------------
                                                                    $  3,302,688
                                                                    ------------
              TOTAL SOFTWARE & SERVICES                             $  3,302,688
                                                                    ------------

              TECHNOLOGY HARDWARE & EQUIPMENT - 22.5%
              COMPUTER HARDWARE - 3.4%
    34,100    Hewlett-Packard Co.                                   $    521,048
    15,900    IBM Corp.*                                               1,144,800
                                                                    ------------
                                                                    $  1,665,848
                                                                    ------------

              COMPUTER STORAGE & PERIPHERALS - 1.4%
    87,400    EMC Corp.*                                            $    659,870
                                                                    ------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
    44,300    Flextronics International, Ltd.*                      $    315,859
                                                                    ------------

              NETWORKING EQUIPMENT - 2.2%
    62,000    Brocade Communications Systems Inc.*                  $  1,083,760
                                                                    ------------

              SEMICONDUCTOR EQUIPMENT - 3.4%
    47,000    Applied Materials, Inc.*                              $    893,940
     7,500    KLA-Tencor Corp.*                                          329,925
    13,100    Novellus Systems, Inc.*                                    445,400
                                                                    ------------
                                                                    $  1,669,265
                                                                    ------------

              SEMICONDUCTORS - 6.5%
   201,300    Applied Micro Circuits Corp.*                         $    952,149
    68,800    Intel Corp.                                              1,256,976
    31,500    Micron Technology, Inc.*                                   636,930
    13,500    Texas Instruments, Inc.                                    319,950
                                                                    ------------
                                                                    $  3,166,005
                                                                    ------------

              TELECOMMUNICATIONS EQUIPMENT - 5.0%
    69,900    Cisco Systems, Inc.*                                  $    975,105
    14,000    L-3 Communications Holdings, Inc.*                         756,000
    31,500    Nokia Corp. (A.D.R.)                                       456,120
     8,400    Qualcomm, Inc.*                                            230,916
                                                                    ------------
                                                                    $  2,418,141
                                                                    ------------
              TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                 $ 10,978,748
                                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $59,722,162)                                    $ 46,258,093
                                                                    ------------

PRINCIPAL
AMOUNT
              TEMPORARY CASH INVESTMENT - 5.1%

              REPURCHASE AGREEMENT - 5.1%
$2,500,000    Credit Suisse First Boston, Inc., 1.86%
              dated 6/28/02, repurchase price of
              $2,500,000 plus accrued interest on
              7/1/02 collateralized by $2,621,000
              U.S. Treasury Bond, 6.25%, 2/15/03                    $  2,500,000
                                                                    ------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $2,500,000)                                     $  2,500,000
                                                                    ------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100.0%
              (Cost $62,222,162)                                    $ 48,758,093
                                                                    ============

*  Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 6/30/02

                                                                                   SIX MONTHS
                                                                                      ENDED                        5/1/00
                                                                                     6/30/02      YEAR ENDED         TO
CLASS II (a)                                                                       (UNAUDITED)     12/31/01       12/31/00
Net asset value, beginning of period                                                $  14.94       $  18.50        $ 21.68
                                                                                    --------       --------        -------
Increase (decrease) from investment operations:
   Net investment income                                                            $  (0.08)      $  (0.05)       $ (0.03)
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                                  (3.78)         (3.51)         (1.23)
                                                                                    --------       --------        -------
    Net increase (decrease) from investment operations                              $  (3.86)      $  (3.56)       $ (1.26)
Distributions to shareowners:
   Net investment income                                                                   -              -              -
   Net realized gain                                                                       -              -          (1.92)
                                                                                    --------       --------        -------
Net increase (decrease) in net asset value                                          $  (3.86)      $  (3.56)       $ (3.18)
                                                                                    --------       --------        -------
Net asset value, end of period                                                      $  11.08       $  14.94        $ 18.50
                                                                                    ========       ========        =======
Total return*                                                                         (25.84)%       (19.24)%        (6.36)%
Ratio of net expenses to average net assets+                                            1.71%**        1.58%          1.03%**
Ratio of net investment income to average net assets+                                  (0.73)%**      (0.61)%        (0.33)%**
Portfolio turnover rate                                                                  121%**         111%            95%**
Net assets, end of period (in thousands)                                            $    365       $    658        $   203
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                         1.71%**        1.58%          0.73%**
   Net investment income (loss)                                                        (0.73)%**      (0.61)%        (0.11)%**

(a) Class II shares were first publicly offered on May 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 6/30/02 (UNAUDITED)

ASSETS:
  Investment in securities, at value (cost $59,722,162)            $  46,258,093
  Temporary cash investments (at amortized cost)                       2,500,000
  Cash                                                                    94,372
  Foreign currencies, at value                                                 -
  Receivables -
   Investment securities sold                                            888,223
   Fund shares sold                                                          207
   Collateral for securities loaned, at fair value                       651,510
   Variation margin                                                            -
   Dividends, interest and foreign taxes withheld                         50,818
   Forward foreign currency settlement contracts, net                          -
   Forward foreign currency portfolio hedge contracts, net                     -
   Due from Pioneer Investment Management, Inc.                                -
  Other                                                                      509
                                                                   -------------
      Total assets                                                 $  50,443,732
                                                                   -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                 $           -
   Fund shares repurchased                                                33,196
   Dividends                                                                   -
   Upon return of securities loaned                                      651,510
   Variation margin                                                            -
   Forward foreign currency settlement contracts, net                          -
   Forward foreign currency portfolio hedge contracts, net                     -
  Due to bank                                                                  -
  Due to affiliates                                                       36,457
  Accrued expenses                                                        30,545
  Other                                                                        -
                                                                   -------------
      Total liabilities                                            $     751,708
                                                                   -------------
NET ASSETS:
  Paid-in capital                                                  $  91,035,636
  Accumulated net investment income (loss)                                10,239
  Accumulated undistributed net realized gain (loss)                 (27,889,782)
  Net unrealized gain (loss) on:
   Investments                                                       (13,464,069)
   Futures contracts                                                           -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                         -
                                                                   -------------
      Total net assets                                             $  49,692,024
                                                                   -------------
NET ASSET VALUE PER SHARE:
  CLASS I:
   (Unlimited number of shares authorized)
     Net assets                                                    $  49,327,101
     Shares outstanding                                                4,440,565
                                                                   -------------
     Net asset value per share                                     $       11.11
  CLASS II:
     (Unlimited number of shares authorized)
     Net assets                                                    $     364,924
     Shares outstanding                                                   32,949
                                                                   -------------
     Net asset value per share                                     $       11.08

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                  SIX MONTHS ENDED
                                                                      6/30/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,440)              $     292,715
  Interest                                                                17,439
  Income on securities loaned, net                                           808
  Other                                                                        -
                                                                   -------------
      Total investment income                                      $     310,962
                                                                   -------------
EXPENSES:
  Management fees                                                  $     221,389
  Transfer agent fees                                                      2,715
  Distribution fees (Class II)                                               701
  Administrative fees                                                     18,596
  Custodian fees                                                          16,168
  Professional fees                                                       14,646
  Printing                                                                20,324
  Fees and expenses of nonaffiliated trustees                              2,766
  Miscellaneous                                                            3,397
                                                                   -------------
     Total expenses                                                $     300,702
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                   -
     Less fees paid indirectly                                                 -
                                                                   -------------
     Net expenses                                                  $     300,702
                                                                   -------------
      Net investment income (loss)                                 $      10,260
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                     $ (11,676,206)
   Futures contracts                                                           -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                         -
                                                                   -------------
                                                                   $ (11,676,206)
                                                                   -------------
  Change in net unrealized gain or loss from:
   Investments                                                     $  (6,364,237)
   Futures contracts                                                           -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                         -
                                                                   -------------
                                                                   $  (6,364,237)
                                                                   -------------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                              $ (18,040,443)
                                                                   =============
  Net increase (decrease) in net assets resulting
    from operations                                                $ (18,030,183)
                                                                   =============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         PIONEER GROWTH
                                                                      SHARES VCT PORTFOLIO

                                                                  SIX MONTHS
                                                                     ENDED             YEAR
                                                                    6/30/02            ENDED
                                                                  (UNAUDITED)         12/31/01
FROM OPERATIONS:
Net investment income (loss)                                   $        10,260    $        55,350
Net realized gain (loss) on investments,
   futures and foreign currency transactions                       (11,676,206)       (11,086,878)
Change in net unrealized gain or loss on
   investments, futures and foreign
   currency transactions                                            (6,364,237)        (8,189,437)
                                                               ---------------    ---------------
     Net increase (decrease) in net assets
       resulting from operations                               $   (18,030,183)   $   (19,220,965)
                                                               ---------------    ---------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                     $       (55,371)   $             -
   Class II                                                                  -                  -
Net realized gain
   Class I                                                                   -                  -
   Class II                                                                  -                  -
Tax return of capital
   Class I                                                                   -                  -
   Class II                                                                  -                  -
                                                               ---------------    ---------------
     Total distributions to shareowners                        $       (55,371)   $             -
                                                               ---------------    ---------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $       699,117    $     3,166,154
Reinvestment of distributions                                           55,371                  -
Cost of shares repurchased                                          (6,091,488)       (16,888,804)
                                                               ---------------    ---------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                  $    (5,337,000)   $   (13,722,650)
                                                               ---------------    ---------------
     Net increase (decrease) in net assets                     $   (23,422,554)   $   (32,943,615)

NET ASSETS:
Beginning of period                                                 73,114,578        106,058,193
                                                               ---------------    ---------------
End of period                                                  $    49,692,024    $    73,114,578
                                                               ===============    ===============
Accumulated net investment income (loss),
   end of period                                               $        10,239    $        55,350
                                                               ===============    ===============

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Global Financials VCT Portfolio (Global Financials Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio)
     (formerly International Growth Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
     (formerly Real Estate Growth Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

   Pioneer Global Health Care VCT Portfolio (Global Health Care Portfolio) Pioneer Global Telecoms VCT Portfolio (Global Telecoms Portfolio)
   Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio) Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Growth Shares Portfolio is to seek capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices.

   Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are withheld at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FUTURES CONTRACTS

   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the

   Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2002, there were no open contracts.

C. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2001, the Portfolios had a capital loss carryforward of $13,953,128 that expires between 2008 and 2009.

D. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $527,769 in commissions on the sale of trust shares for the six months ended June 30, 2002. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E. SECURITIES LENDING

   The Portfolio loans securities in their portfolios to certain brokers, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of cash collateral at period end are disclosed on the balance sheet. As of June 30, 2002, the Portfolio loaned securities having a fair value $683,378 and received collateral of $651,510.

F. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rates of 0.70% of the average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 2002, $34,884 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $1,480 in transfer agent fees payable to PIMSS at June 30, 2002.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $93 in distribution fees payable to PFD at June 30, 2002.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2002, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                         GROSS            GROSS            NET APPRECIATION/
                                   TAX COST          APPRECIATION      DEPRECIATION         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
 Growth Shares Portfolio         $ 63,286,318          $ 378,417      $ (14,906,642)        $    (14,528,225)

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2002, were $36,293,960 and $43,463,005, respectively.

7. CAPITAL SHARES
At June 30, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                  '02 SHARES       '02 AMOUNT
 GROWTH SHARES PORTFOLIO          (UNAUDITED)      (UNAUDITED)    '01 SHARES        '01 AMOUNT
--------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                          49,121     $    620,400        147,273     $   2,468,011
 Reinvestment of distributions         5,896           55,371              -                 -
 Shares repurchased                 (467,654)      (5,876,757)    (1,054,567)       (6,709,272)
                                  ------------------------------------------------------------
   Net increase (decrease)          (407,637)    $ (5,200,986)      (907,294)    $ (14,241,261)
                                  ============================================================
 CLASS II:
 Shares sold                           6,051     $     78,717         45,320     $     698,143
 Reinvestment of distributions             -                -              -                 -
 Shares repurchased                  (17,163)        (214,731)       (12,256)         (179,532)
                                  ------------------------------------------------------------
   Net increase (decrease)           (11,112)    $   (136,014)        33,064     $     518,611
                                  ============================================================

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

OFFICERS
JOHN F. COGAN, JR., PRESIDENT
DANIEL T. GERACI, EXECUTIVE VICE PRESIDENT
VINCENT NAVE, TREASURER
JOSEPH P. BARRI, SECRETARY

TRUSTEES
JOHN F. COGAN, JR., CHAIRMAN
RICHARD H. EGDAHL, M.D.
MARGUERITE A. PIRET
DANIEL T. GERACI
STEPHEN K. WEST
MARY K. BUSH
MARGARET B.W. GRAHAM
JOHN WINTHROP

INVESTMENT ADVISER
PIONEER INVESTMENT MANAGEMENT, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

LEGAL COUNSEL
HALE AND DORR LLP

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                   12056-00-0802